                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 15, 1997
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                                EQUITY INNS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         Tennessee                       O-23290                 62-1550848
----------------------------       ---------------------     -------------------
(State or Other Jurisdiction       (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                                 4735 Spottswood
                                    Suite 102
                            Memphis, Tennessee 38117
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 761-9651
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                        1

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ITEM 5.           OTHER EVENTS.

         Approval of Second Amended and Restated Charter of Equity Inns, Inc.

         On October 15, 1997, the Board of Directors of Equity Inns, Inc. (the "Company") approved and adopted the Company's Second Amended and Restated Charter (the "Second Restated Charter"). The Second Restated Charter restates in full the Company's Amended and Restated Charter dated February 17, 1994 as such charter was previously amended by action of the Company's shareholders at its Annual Meetings of Shareholders held on April 18, 1995, May 7, 1996 and April 29, 1997. The Second Restated Charter also contains certain conforming amendments as to which shareholder approval is not required under the Tennessee Business Corporation Act.

         A copy of the Second Restated Charter of the Company, as filed with the Secretary of State of the State of Tennessee, is attached hereto as Exhibit 3.1.


ITEM 7.           EXHIBITS.

         (c) Exhibits. The following exhibit required by Item 601 of Regulation S-K is listed below:

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

3.1 Second Amended and Restated Charter of Equity Inns, Inc. dated October 15, 1997
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




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            EQUITY INNS, INC.
                                            (Registrant)



Date:  October 20, 1997                     By:    /s/ Howard A. Silver
                                            ---------------------------
                                            Howard A. Silver, Executive Vice
                                            President, Secretary, Treasurer and
                                            Chief Financial Officer

                                    EXHIBITS




Item Number   Description
-----------   -----------

3.1           Second Amended and Restated Charter of Equity Inns, Inc. dated
              October 15, 1997


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